SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14 (A)
                      OF THE SECURTIES EXCHANGE ACT OF 1934

Filed by the registrant    /___/
Filed by a party other than the registrant  / X /

Check the appropriate box:
/___/      Preliminary proxy statement
/___/      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e) (2))
/ X /      Definitive proxy statement
/___/      Definitive additional materials
/___/      Soliciting material pursuant to Rule 14a-12


                        Security Financial Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           Vincent Cainkar and Committee to Enhance Shareholder Value
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ X /  No fee required.
/___/  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)       Title of each class of securities to which transaction applies:

                                      N/A
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(2)       Aggregate number of securities to which transactions applies:

                                      N/A
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(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                      N/A
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(4)       Proposed maximum aggregate value of transaction:

                                      N/A
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(5)       Total Fee paid:

                                      N/A
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/___/      Fee paid previously with preliminary materials.
/___/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)       Amount previously paid:

                                      N/A
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(2)       Form, schedule or registration statement no.:

                                      N/A
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(3)       Filing party:

                                      N/A
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(4)       Dated filed:

                                      N/A
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

                        SECURITY FINANCIAL BANCORP, INC.



                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 23, 2001



                               PROXY STATEMENT OF
                   THE COMMITTEE TO ENHANCE SHAREHOLDER VALUE
                                IN OPPOSITION TO
                             THE BOARD OF DIRECTORS
                       OF SECURITY FINANCIAL BANCORP, INC.



WHY YOU WERE SENT THIS PROXY STATEMENT

This proxy statement and the accompanying BLUE proxy card are being furnished to you and other holders of the common stock of Security Financial Bancorp, Inc. ("Security Financial" or the "Company") in connection with the solicitation of proxies by the Committee to Enhance Shareholder Value (the "Committee"). The Committee seeks your support in electing three of its candidates, Vincent Cainkar, Sheila Donoghue and Jay D. Johnson, to Security Financial's Board of Directors, in opposition to the directors nominated for election by the management of Security Financial.

The Committee consists of various investment entities and individuals that beneficially own an aggregate of 8,000 shares, representing less than 1% of Security Financial's outstanding common stock. The Committee consists of Vincent Cainkar, Burbank Partners, Sheila Donoghue, Jay D. Johnson and Aqua Fund L.P. This proxy statement sometimes refers to the Committee as the "Group," "we," "us," "our" and variants of those words.

The Committee is soliciting your proxy to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of Security Financial. The Annual Meeting will be held at Security Financial's main office located at 9321 Wicker Avenue, St. John, Indiana on Wednesday, October 23, 2001 at 8:30 a.m., local time. The Company has advised that the October 23, 2001 meeting will be adjourned to November 13, 2001 at 8:30 a.m. at the same location and that no substantive business will be conducted on October 23, 2001. The polls will remain open during the adjournment. Only stockholders of record at the close of business on September 14, 2001 will be entitled of notice and to vote at the Annual Meeting.

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

THE COMMITTEE'S GOAL IS TO ELECT THREE BOARD MEMBERS WHO INTEND TO STRONGLY ENCOURAGE SECURITY FINANCIAL'S BOARD AND MANAGEMENT TO:

1.     REDUCE SECURITY FINANCIAL'S OVERHEAD EXPENSES;

2.     REPURCHASE ITS COMMON STOCK IN THE OPEN MARKET;

3. CONSIDER A SALE OF SECURITY FINANCIAL TO A LARGER, MORE EFFICIENT FINANCIAL INSTITUTION IF SUCH A SALE MAXIMIZES SHAREHOLDER VALUE; AND

4.     IMPROVE SHAREHOLDER COMMUNICATIONS.

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY OR HOW FEW SHARES YOU HOLD. We urge you to execute and return the enclosed BLUE proxy card whether or not you attend the Annual Meeting. Please remember that your last-dated proxy is the only one that counts, so we urge you to return the enclosed BLUE card, even if you have delivered a prior proxy. We urge you to NOT return any proxy card sent to you by the Company.

If you have any questions or require any assistance, please contact:

                                THE ALTMAN GROUP
                         60 East 42nd Street, Suite 1241
                               New York, NY 10065
                                 (212) 681-9600
                              (212) 681-1383 - Fax

WHY WE ARE SEEKING ELECTION TO SECURITY FINANCIAL'S BOARD OF DIRECTORS:

SECURITY FINANCIAL SHOULD AGGRESSIVELY REPURCHASE ITS COMMON STOCK

The Company maintains capital in excess of that required by the Office of Thrift Supervision for Savings Institutions. Having excess capital is typical for recently converted thrifts, most of which are overcapitalized upon conversion. The two basic ways most thrifts address this situation is by some combination of: (1) shrinking the equity base by repurchasing stock in the open market and paying dividends, and (2) growing the asset base of the Company through acquisitions of other banks, opening new locations and/or purchasing assets.

In Security Financial's case, we do not believe the Company has evidenced an ability to operate profitably in its existing locations and lines of business, therefore we are against any expansion of the Company's existing franchise, either geographically or into new lines of business. In our view, the Company's primary strategy to address its overcapitalization should be to repurchase its common stock in the open market. We are also opposed to Security Financial pursuing an acquisition strategy or purchasing assets (such as investment securities) as a way to grow out of its overcapitalized situation, for the same reason noted above.

SECURITY FINANCIAL'S BOARD OF DIRECTORS SHOULD REMAIN ALERT TO OPPORTUNITIES TO MERGE WITH A LARGER, MORE PROFITABLE FINANCIAL INSTITUTION

Although it is our belief that Security Financial's Board and management should currently focus on maximizing the Company's earnings and book value per share through the steps outlined above, we believe one of the primary long term obligations of the Board of Directors is to monitor opportunities for the Company to be acquired by a larger, more profitable financial institution if such a transaction provides superior shareholder value (compared to a strategy of remaining independent) and meets the needs of its customers and employees.

Over time, Security Financial's tangible book value will increase if Security Financial remains profitable and it pursues a strategy of acquiring common stock in the open market at a discount to tangible book value. Since most thrifts such as Security Financial are typically valued, in an acquisition, at an amount at least equal to tangible book value, we believe an acquisition of the Company has to be considered by the Board of Directors. (We note that most thrift acquisitions are typically made at a premium to tangible book value, in large part reflecting the inherent value of thrift deposits, which are typically an attractive, lower cost of funding for the acquiring institution, compared to raising funds in the open market.)

WE BELIEVE SECURITY FINANCIAL'S SHAREHOLDERS WOULD BENEFIT FROM HAVING ADDITIONAL OUTSIDE SHAREHOLDERS ON SECURITY FINANCIAL'S BOARD

We believe Security Financial's shareholders would be benefit from the perspective brought by adding outside shareholders such as our candidates which would bring independent voices to the Board of Directors.

WE BELIEVE THAT SECURITY FINANCIAL DOES NOT ADEQUATELY COMMUNICATE WITH ITS SHAREHOLDERS

We believe that Security Financial should maintain an up-to-date website so that shareholders can obtain information about Company events, such as the Annual Shareholder's Meeting. Because the Company does not mail quarterly financial reports, it could make this information available to shareholders who are interested in the progress of the Company. We believe that the Company should also maintain an e-mail list so that it can e-mail press releases and SEC filings to those shareholders who request such information.

For all of the reasons noted above, IF ELECTED, CAINKAR, DONOGHUE AND JOHNSON INTEND TO ENCOURAGE SECURITY FINANCIAL'S BOARD AND MANAGEMENT TO:

     o    REDUCE SECURITY FINANCIAL'S OVERHEAD EXPENSES;

     o    REPURCHASE ITS COMMON STOCK IN THE OPEN MARKET;

     o CONSIDER A SALE OF SECURITY FINANCIAL TO A LARGER, MORE EFFICIENT FINANCIAL INSTITUTION IF SUCH A SALE MAXIMIZES SHAREHOLDER VALUE; AND

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

     o    ESTABLISH BETTER SHAREHOLDER COMMUNICATIONS.

THE COMMITTEE'S POSITION ON THE SHAREHOLDER PROPOSAL SUBMITTED BY BURBANK PARTNERS CONCERNING THE PAYMENT OF DIRECTOR'S COMPENSATION

Burbank Partners has submitted the following shareholder proposal (the "Proposal" or "Shareholder Proposal"):

     "Shall the Certificate of Incorporation be amended by adding Article FOURTEENTH to read as follows: All compensation, meeting fees, annual retainer, and fixed fees for service as a Director of the Corporation shall be paid in the form of Common Stock of the Corporation."

The position of the Committee is the same as that in the Supporting Statement submitted with the Proposal:

     "It is the Proponent's opinion that paying Director compensation through the issuance of common shares and not in the form of cash will give the Directors an incentive to increase shareholder value. The Directors serve the Shareholders, not the opposite. It is the Proponent's opinion that the compensation being paid to the Directors is excessive and is having an adverse effect on the earnings and indirectly the stock price.

     According to information contained in the Company's Proxy Statement dated September 19, 2000, one Director owns a total of 500 shares of stock. This stock would have a market value of $8,250 if the stock is trading at $16.50. Why should this Director be paid Director's fees in cash? Another Director owns 1,000 shares and three more Directors own under 5,000 shares each. Why should the Shareholders pay these Directors in cash when the Directors show such little faith in the Company that they do not purchase common stock?

     If the Directors who are paid in cash had such concern about the Shareholders, why haven't they authorized a larger share buy-back than 5%? The stock is trading at a substantial discount to book value and a buy-back would be accretive to book value. Approving the proposed change which requires Director compensation to be paid in common shares will hopefully instill more concern for the Shareholders."

OUR SLATE OF DIRECTORS

Security Financial's Board currently consists of 11 members. Three seats on the board of directors are slated for election at the Annual Meeting.

At the Annual Meeting, the Committee will seek to elect Vincent Cainkar, Sheila Donoghue and Jay D. Johnson to fill the three open director seats, in opposition to the Company's nominees. The election of Cainkar, Donoghue and Johnson requires the affirmative vote of a plurality of the votes cast. If elected, Cainkar, Donoghue and Johnson would each be entitled to serve a three-year term.

Our director nominees have substantial experience, financial expertise and investment experience in the banking and thrift industry, including significant knowledge of Security Financial and the Indiana and Illinois banking markets.

VINCENT CAINKAR

Vincent Cainkar, age 52 and a life long resident of the Chicago area, is a licensed attorney in the States of Illinois and Florida and a licensed real estate broker in the State of Illinois. In 1999 he was elected by the shareholders and served as a director of publicly-traded Damen Financial Corporation, the parent of Damen National Bank. In 2001 he was elected by the shareholders and served as a director of publicly-traded PS Financial, Inc., the parent of Preferred Savings Bank. For at least the past five years, Vincent Cainkar has engaged in the practice of law, and currently serves as attorney for the City of Burbank, Village of Bridgeview, Village of Evergreen Park, City of Hickory Hills, Village of McCook, Stickney Township and other local governmental entities. Mr. Cainkar is an independent investor and founder of several real estate entities that have developed Chicago area commercial and residential projects. Mr. Cainkar received his B.A. in chemistry from St. Louis University in 1971 and his J.D. from the DePaul University College of Law in 1974. Mr. Cainkar currently resides in Burbank, Illinois with his wife. Mr. Cainkar is the beneficial owner of 4,500 shares of the Company stock.

SHEILA DONOGHUE

Sheila Donoghue, age 38, is a life long resident of Chicago. She earned a bachelor of science degree in 1985 from the University of Illinois, Champaign-Urbana, a Masters in Business Administration degree from DePaul University in 1989 and in 2000 became a chartered financial analyst. Since 1996 she has worked as an independent contractor for Marlin Capital Corporation, the General Partner of a hedge fund specializing in the equities of companies in the financial services industry. In 2000 she formed her own corporation, Kerry Capital, Inc., and serves as its president. Through her education and work experience she has accumulated an extensive knowledge of the thrift industry, with particular emphasis on newly converted thrifts to public companies.

JAY D. JOHNSON

Jay D. Johnson, age 41, is the President of Lakeshore Capital, Inc., an investment advisor. Since its founding in 1993 by Mr. Johnson, Lakeshore's primary focus has included investing in financial services companies. Mr. Johnson has extensive experience in investing in savings and loans, savings banks, insurance companies and other financial services firms. This includes numerous transactions in the state of Indiana beginning in 1990. From 1983 to 1993, Mr. Johnson was involved in the production of documents for mutual to stock conversions including five years with R.R. Donnelley and Sons, Indiana's largest printing industry employer. Mr. Johnson currently resides in Downers Grove, Illinois with his wife and six children.

WHO CAN VOTE AT THE ANNUAL MEETING

The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") is September 14, 2001. Stockholders of the Company as of the Record Date are entitled to one vote at the Annual Meeting for each share of common stock of the Company, $.01 par value per share (the "Common Stock"), held on the Record Date. It is anticipated that the proxy statement that will be filed by the Company will state the number of shares issued and outstanding on the Record Date.

HOW TO VOTE BY PROXY

To elect the Committee's nominees to the Board, promptly complete, sign, date and mail the enclosed BLUE proxy card in the enclosed postage-paid envelope. Whether you plan to attend the Annual Meeting or not, we urge you to complete and return the enclosed BLUE proxy card.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the BLUE proxy card but do not make any specific choices, your proxy will vote your shares as follows:

     o "FOR" the election of our three nominees to the Board of Directors, Vincent Cainkar, Sheila Donoghue and Jay D. Johnson.

     o "FOR" the shareholder proposition concerning the payment of director compensation.

     o "FOR" the ratification of the appointment of Crowe, Chizek and Company LLP as the auditors of the Company for the fiscal year ending June 30, 2002.

If any other matters are presented at the Annual Meeting, your proxy will vote in accordance with the best judgment of the persons named on the attached proxy card as discussed in the "Other Matters To Be Considered At The Annual Meeting" section. At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions. Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the BLUE proxy card on your behalf. You should also sign, date and mail the voting instruction form your broker or banker sends you when you receive it. Please do this for each account you maintain to ensure that all of your shares are voted.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

The Committee anticipates that the Company will solicit proxies with respect to a proposal to ratify the appointment of Crowe, Chizek and Company LLP as the auditors of the Company. The Committee recommends a vote for this proposal. You may use the BLUE proxy card to vote for this proposal.

The Committee is not aware of any other proposals to be brought before the Annual Meeting. If other proposals are brought before the Annual Meeting, the persons named on the BLUE proxy card will abstain from voting on such proposals unless such proposals adversely affect the interests of the Committee or the program of the Committee outlined in this Proxy Statement, as determined by the Committee in its sole discretion. If that occurs, such persons will vote on such proposals at their discretion.

VOTING AND PROXY PROCEDURES

The Board of Directors of Security Financial is divided into three classes of directors having staggered terms of three years. If elected, Cainkar, Donoghue and Johnson would each serve for a three-year term expiring in 2004.

The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors and the shareholder proposal, if presented at the meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of Crowe, Chizek and Company LLP as independent auditors and the shareholder proposal, if presented at the meeting will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On these matters, abstentions and broker non-votes will have no effect on the voting. In the event the shareholder proposal is approved and the Board determines it is the best interest of shareholders and the Company to amend the Company's Certificate of Incorporation in any manner, any such amendment would have to be approved by stockholders at another stockholder meeting.

THE COMMITTEE URGES YOU TO VOTE FOR THE ELECTION OF VINCENT CAINKAR, SHEILA DONOGHUE AND JAY D. JOHNSON AS DIRECTORS OF SECURITY FINANCIAL, AND FOR THE ADOPTION OF THE SHAREHOLDER PROPOSITION, BY SIGNING, DATING, AND MAILING THE ENCLOSED BLUE PROXY CARD AS SOON AS POSSIBLE.

PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

Any proxy may be revoked by you at any time prior to the time a vote is taken by delivering to

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

the Secretary of Security Financial Bancorp a notice of revocation bearing a later date, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person (but attendance at the Annual Meeting will not by itself constitute revocation of a prior-delivered proxy). This proxy is first being mailed to shareholders on or about October 16, 2001.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. If you were a stockholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sell such shares after the Record Date.

If you own any shares of the Common Stock which are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the BLUE proxy card. You should also sign, date and mail the proxy form your broker or bank sends you when you receive it. Please do this for each account you maintain to ensure that all of your shares are voted.

If you wish to support Cainkar, Donoghue and Johnson, please sign, date and return only the BLUE proxy card. If you later vote on management's proxy (even if it is to withhold authority to vote for management's nominees) you will revoke your previous vote for Cainkar, Donoghue and Johnson.

ALTHOUGH YOU MAY RETURN MORE THAN ONE PROXY, ONLY THE LATEST-DATED, VALIDLY EXECUTED PROXY WILL BE COUNTED AT THE ANNUAL MEETING.

If you have already sent a proxy to management of the Company, you can revoke that proxy by signing, dating and mailing the BLUE proxy card or by voting in person at the Annual Meeting.

IF YOU HAVE SIGNED THE BLUE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE SECURITY FINANCIAL BANCORP COMMON STOCK REPRESENTED BY THE BLUE PROXY CARD FOR THE ELECTION OF CAINKAR, DONOGHUE AND JOHNSON, FOR THE SHAREHOLDER PROPOSITION AND FOR THE RATIFICATION OF CROWE CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

SOLICITATION OF PROXIES; EXPENSES

The entire expense of preparing and mailing this Proxy Statement and any other soliciting material and the total expenditures relating to the solicitation of proxies (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation and litigation) will be borne by the Committee. In addition to the use of the mails, proxies may be solicited by the Committee, other Participants (as defined below) and/or their employees by telephone, telegram, and personal solicitation, for which no additional compensation will be paid to those persons engaged in such solicitation. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be

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

requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold, and Committee will reimburse such institutions for their reasonable out-of-pocket expenses.

The Committee has retained The Altman Group, a proxy solicitation firm, to assist in the solicitation of proxies at a fee estimated not to exceed $20,000 plus reimbursement of reasonable out-of-pocket expenses. Approximately four persons will be utilized by that firm in its solicitation efforts.

The Committee estimates that its total expenditures relating to the solicitation of proxies will be approximately $50,000 (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation, and litigation). Total cash expenditures to date relating to this solicitation have been approximately $5,000.

The Committee intends to seek reimbursement from the Company for its actual expenses in connection with this solicitation. If elected, the Committee and its nominees will submit the matter to a vote of the Company's Board of Directors. The Company's Board of Directors may vote to submit the matter to a vote of the Company's stockholders. If elected to the Company's Board of Directors, Cainkar, Donoghue and Johnson intend to vote in favor of reimbursing the Committee and submitting the matter to a vote of the Company's stockholders. If the matter is submitted to a vote of the Company's stockholders, the Committee will vote its shares in favor of such reimbursement and will accept the results of such stockholder vote.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Exhibit A lists certain information regarding ownership of the Common Stock by the Participants and transactions in the Common Stock made by the Participants during the last two years. The Committee beneficially owns less than 1% of the outstanding shares of Security Financial's Common Stock. Although it has no current intention to do so, the Committee may change or alter its investment strategy at any time to increase or decrease its holdings in Security Financial.

Except as set forth herein, no Participant is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies).

There are no material proceedings to which any Participant or any associate of any Participant is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as described herein, no Participant and no associate of any Participant has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Company.

Except as described herein or in Exhibit A, neither any Participant nor any associate of any Participant (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $60,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company, or is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to either any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

No member of the Committee has paid any compensation to Cainkar, Donoghue or Johnson in connection with their becoming nominees of the Committee at the Annual Meeting. The Committee has agreed to reimburse Cainkar, Donoghue and Johnson for any expenses they incur in connection with the Annual Meeting but has no other arrangements or understandings with Cainkar, Donoghue or Johnson with respect to the securities of the Company other than as set forth herein. Cainkar, Donoghue and Johnson have agreed to become nominees of the Committee in order to further the goals of the Committee, as set forth in this Proxy Statement.

OTHER MATTERS

The Committee anticipates that the Company's proxy statement will contain information regarding (1) securities ownership of 5% or more beneficial ownership and management; (2) the committees of the Company's Board of Directors; (3) the meetings of the Company's Board of Directors and all committees thereof; (4) the background of the nominees of the Company's Board of Directors; (5) the compensation and remuneration paid and payable to the Company's directors and management; (6) stock price performance; and (7) the submission of stockholder proposals at the Company's 2001 annual meeting of stockholders. The Committee has no knowledge of the accuracy of the Company's disclosures in its proxy materials.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT. PLEASE VOTE FOR CAINKAR, DONOGHUE AND JOHNSON AND FOR THE SHAREHOLDER PROPOSITION BY SIGNING, DATING, AND MAILING IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE ENCLOSED BLUE PROXY CARD AS SOON AS POSSIBLE. ONLY YOUR LATEST DATED PROXY COUNTS. EVEN IF YOU HAVE ALREADY RETURNED A PROXY TO THE COMPANY'S BOARD OF DIRECTORS, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY SIGNING, DATING, AND MAILING THE ENCLOSED BLUE PROXY CARD OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

WHO YOU CAN CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance, please contact The Altman Group, proxy solicitors for the Committee, at the following address and telephone number:

                                THE ALTMAN GROUP
                         60 East 42nd Street, Suite 1241
                               New York, NY 10165
                                 (212) 681-9600
                              (212) 681-1383 - Fax

Please also feel free to contact Committee:

     Vincent Cainkar             Sheila Donoghue        Jay D. Johnson
     6215 West 79th Street       11 South LaSalle       525 Buckingham Place
     Suite 2A                    Suite 3310             Downers Grove, IL 60516
     Burbank, IL 60459           Chicago, IL 60603      (630) 963-6200
     (708) 430-3988              (312) 419-1880


IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY. PLEASE SIGN AND DATE YOUR BLUE PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.


Sincerely,


/s/ Vincent Cainkar         /s/ Sheila Donoghue            /s/ Jay D. Johnson
Vincent Cainkar             Sheila Donoghue                Jay D. Johnson



October 16, 2001









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                                    Exhibit A
                        Participants in the Solicitation

The following table identifies and provides information as of September 26, 2001 about individuals and entities that might be deemed participants in this proxy solicitation:

1.   Vincent Cainkar
     6215 West 79th Street, Suite 2A
     Burbank, IL 60459

Vincent Cainkar beneficially owns 4,500 shares of common stock, 100 shares in the record name of Vincent Cainkar and 4,400 shares in the name of Burbank Partners.

2.   Burbank Partners
     6215 West 79th Street, Suite 2A
     Burbank, IL 60459

Burbank Partners is an investment partnership owned equally by Vincent Cainkar and Cathy M. Cainkar, his spouse. Burbank Partners is the owner of 4,400 shares of common stock.

3.   Sheila Donoghue
     11 South LaSalle, Suite 3310
     Chicago, IL 60603

Sheila Donoghue owns 1,000 shares of common stock.

4.   Jay D. Johnson
     525 Buckingham Place
     Downers Grove, IL 60516

Jay D. Johnson owns 2,500 shares of common stock, 100 shares in the record name of Jay D. Johnson and 2,400 shares in the name of Aqua Fund, L.P.

5.   Aqua Fund, L.P.
     525 Buckingham Place
     Downers Grove, IL 60516

Aqua Fund L.P. is an investment partnership for which Jay D. Johnson, as President of Lakeshore Capital, Inc., the General Partner, makes investment decisions. Aqua Fund L.P. is the owner of 2,400 shares.

Unless otherwise indicated, each participant has sole voting and investment power over the shares beneficially owned. No participant owns more than 1% of the common stock of the Company.

Except as described in this Proxy Statement, none of the above-listed participants in the solicitation is now, or was within the last two years, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, future employment by the Company or future transactions involving the Company.

                 Transactions in the Common Stock of the Company


The following transactions are the only transactions during the past two years with regard to any Participant.

Transactions by Vincent Cainkar:

                            Date                Number of Shares

                          1/5/2000                 100(1) (purchase)

         Transactions by Burbank Partners(2)  :

                          1/5/2000              19,900(3) (purchase)
                          1/25/2000              4,000    (purchase)
                          2/4/2000               5,000    (purchase)
                          2/14/2000              3,000    (purchase)
                          5/31/2000              3,000    (sale)
                          9/29/2000              6,000    (sale)
                         10/3/2000               4,000    (sale)
                         10/5/2000               3,000    (sale)
                         10/23/2000              1,000    (sale)
                         10/25/2000              1,500    (sale)
                         11/29/2000              4,000    (sale)
                         12/5/2000               5,000    (sale)

         Transactions by Louis F. Cainkar, Ltd. Profit Sharing Plan(4)  :

                          1/20/2000              5,000    (purchase)
                          2/14/2000              5,000    (purchase)
                          9/12/2000              2,500    (sale)
                          9/13/2000              7,500    (sale)

--------
1 Purchased at the initial conversion in the name of Vincent Cainkar and Cathy M. Cainkar, his spouse, and subsequently transferred to Vincent Cainkar.
2 Burbank Partners is an investment partnership owned equally by Vincent Cainkar and Cathy M. Cainkar, his spouse.
3 Purchased at the initial conversion in the name of Vincent Cainkar and Cathy M. Cainkar, his spouse, and subsequently transferred to Burbank Partners.
4 Vincent Cainkar is the beneficiary of such plan with power to direct the investment of its assets. This entity does not currently own any common shares.

The funds expended to date in the foregoing transactions of Mr. Cainkar were provided in part by margin account loans from subsidiaries of Banc of America Securities LLC ("Banc of America"), extended in the ordinary course of business. All purchases of Common Stock made using funds borrowed from Banc of America were made in margin transactions on Banc of America usual terms and conditions. All or part of the shares of such Common Stock may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by Banc of America. Such loans generally bear interest at a rate based upon the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

         Transactions by Sheila Donoghue:

                            Date                Number of Shares

                          3/21/2001                100    (purchase)
                          6/14/2001                900    (purchase)

         Transactions by Jay D. Johnson:

                            Date                Number of Shares

                          6/7/2001                 100    (purchase)

         Transactions by Aqua Fund L.P. :

                          6/7/2001               2,400    (purchase)

The funds expended to date in the foregoing transactions of Mr. Johnson were provided in part by margin account loans from subsidiaries of McDonald Investments, Inc. ("McDonald Investments"), extended in the ordinary course of business. All purchases of Common Stock made using funds borrowed from McDonald Investments were made in margin transactions on McDonald Investments usual terms and conditions. All or part of the shares of such Common Stock may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by McDonald Investments. Such loans generally bear interest at a rate based upon the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

The funds expended to date in the foregoing transactions of Aqua Fund L.P. were provided in part by margin account loans from subsidiaries of Bear Stearns Securities Corp. ("Bear Stearns"), extended in the ordinary course of business. All purchases of Common Stock made using funds borrowed from Bear Stearns were made in margin transactions on Bear Stearns usual terms and conditions. All or part of the shares of such Common Stock may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by Bear Stearns. Such loans generally bear interest at a rate based upon the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

The aggregate number of shares held by the Group is 8,000, which is less than 1% of the total shares outstanding.

Neither Mr. Cainkar, Ms. Donoghue nor Mr. Johnson is required to file reports under Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the Common Stock.

                                      PROXY

                         THIS PROXY IS SOLICITED BY THE
                     COMMITTEE TO ENHANCE SHAREHOLDER VALUE
                     IN OPPOSITION TO THE BOARD OF DIRECTORS
               OF SECURITY FINANCIAL BANCORP, INC. WITH RESPECT TO
                     THE 2001 ANNUAL MEETING OF STOCKHOLDERS


The undersigned hereby appoints Vincent Cainkar, Sheila Donoghue and Jay D. Johnson, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, par value $.01 per share, of Security Financial Bancorp, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 23, 2001, at 8:30 a.m. (local time) and immediately adjourned to November 13, 2001 at 8:30 a.m. (local time) and at any adjournments thereof (the "Annual Meeting"), as follows:

1.     ELECTION OF DIRECTORS.
       TO ELECT VINCENT CAINKAR, SHEILA DONOGHUE AND JAY D. JOHNSON

                  [ ] FOR                         [ ] WITHHOLD

(To withhold authority to vote for the election of any nominee(s), write the name(s) of such nominee(s) in the following space and mark and X in the WITHHOLD box above).

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2.     APPROVAL OF THE SHAREHOLDER PROPOSITION

                  [ ] FOR            [ ] WITHHOLD           [ ]  ABSTAIN

Shares will be voted as directed. If no direction is made, this proxy will be voted FOR the approval of the Shareholder Proposition.

3. APPOINTMENT OF CROWE CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE 2002 FISCAL YEAR

                  [ ] FOR            [ ] WITHHOLD           [ ]  ABSTAIN


              IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted "FOR" the election of the Committee's Nominees as Directors, voted "FOR" the Shareholder Proposition and "FOR" the appointment of Crowe Chizek and Company LLP as the Company's independent auditors. This proxy revokes all prior proxies given by the undersigned.

In his discretion, the Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting, as provided in the proxy statement provided herewith.

Dated:______________________________________________________

Signature:__________________________________________________

Signature (if held jointly):________________________________

Title:______________________________________________________

Please sign exactly as your name(s) appear on the proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY